--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported) December 14, 1998


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, which forms C-BASS Trust 1998-3, which will issue the Asset-Backed Certificates, Series 1998-3).

                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

         Delaware                     333-67329                06-1442101
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)




600 Steamboat Road
Greenwich, Connecticut                                             06830
(Address of Principal                                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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

Item 5.  Other Events.

Filing of Derived Materials.

          In connection with the offering of the C-BASS Trust 1998-3, Asset-Backed Certificates, Series 1998-3 (the "Certificates"). Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to their potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         The following is filed herewith. The exhibit number 99.1 corresponds with Item 601(b) of Regulation S-K.

         Exhibit No.                  Description
            99.1                      Computational Materials filed on
                                      Form SE dated December 15, 1998

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FINANCIAL ASSET SECURITIES CORP.



                               By:  /s/ John Graham
                               Name:    John Graham
                               Title:   Vice President




Dated:  December 15, 1998

Exhibit Index

Exhibit                                                                 Page

99.1     Computational Materials filed on Form
         SE dated December 15, 1998.

      IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL
                     MATERIALS ARE BEING FILED IN PAPER.



                                 EXHIBIT 99.1

                            COMPUTATIONAL MATERIALS

                                      for

                       FINANCIAL ASSET SECURITIES CORP.

                             C-BASS Trust, 1998-3,
                    Asset-Back Certificates, Series 1998-3



                  FILED ON FORM SE, DATED DECEMBER 15, 1998.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                         December 15, 1998


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


             Re:      Financial Asset Securities Corp.,
                      C-BASS Trust 1998-3,
                      Asset-Backed Pass-Through Certificates, Series 1998-3

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                      Very truly yours,

                                                      /s/ Amy Sunshine

                                                      Amy Sunshine


Enclosure